UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2015, the Board of Directors (the “Board”) of Coca-Cola Bottling Co. Consolidated (the “Company”) elected James R. Helvey, III and Umesh M. Kasbekar to the Company’s Board as directors, effective as of January 1, 2016, with a term expiring at the Company’s 2016 annual meeting of stockholders. Mr. Helvey is a director of CTG, a publicly traded information technology solutions and services company, and is a founding managing partner of Cassia Capital Partners, LLC, an asset management firm. Mr. Kasbekar currently serves as Secretary and Senior Vice President, Planning and Administration of the Company. Concurrent with their election as directors, Mr. Helvey was appointed to the Audit Committee of the Board and Mr. Kasbekar was appointed as Vice Chairman of the Board, each effective as of January 1, 2016. Mr. Kasbekar will also continue to serve as Secretary of the Company.

Mr. Helvey will be entitled to receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangement for non-employee directors, which is described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2015, as adjusted by the Board from time to time. Mr. Kasbekar will not be entitled to receive compensation for his service on the Board as he will also remain an employee of the Company.

There are no arrangements or understandings between either Mr. Helvey or Mr. Kasbekar and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Helvey or Mr. Kasbekar that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the election of Messrs. Helvey and Kasbekar is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To
99.1	News Release, dated December 3, 2015.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: December 3, 2015	By:	/s/ Umesh M. Kasbekar
Umesh M. Kasbekar Secretary and Senior Vice President, Planning and Administration

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Earliest Event Reported: December 3, 2015	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To
99.1	News Release, dated December 3, 2015.	Filed herewith.